Fees Summary	Aug. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	116,094.84
Total Transaction Valuation	758,294,205.56
Total Offset Amount	0.00
Net Fee	$ 116,094.84